Exhibit 10.34

ASSUMPTION AGREEMENT, dated as of May 23, 2005, made by Kadant Johnson Inc. (the “Additional Grantor/Guarantor”), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Kadant Inc. (the “Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional Grantor/Guarantor) have entered into the Guarantee and Pledge Agreement, dated as of May 9, 2005 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Pledge Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires or permits the Additional Grantor/Guarantor to become a party to the Guarantee and Pledge Agreement; and

WHEREAS, the Additional Grantor/Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Pledge Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Pledge Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor/Guarantor, as provided in Section 9.14 of the Guarantee and Pledge Agreement, hereby becomes a party to the Guarantee and Pledge Agreement as a Grantor and a Subsidiary Guarantor thereunder with the same force and effect as if originally named therein as a Grantor and a Subsidiary Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor and a Subsidiary Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Pledge Agreement. The Additional Grantor/Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 5 of the Guarantee and Pledge Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

KADANT JOHNSON INC.

By:	/s/ Daniel J. Walsh
Name:	Daniel J. Walsh
Title:	Treasurer

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Kadant Johnson Inc.
(f/k/a The Johnson Corporation)
805 Wood Street
Three Rivers, MI 49093
Attention: Treasurer
Fax: (269)278-1715
Phone: (269)279-5980
with a copy to:

Kadant Inc.
One Acton Place
Acton, MA 01720
Attention: Chief Financial Officer, Treasurer And Chief Legal Officer
Fax: (978) 635-1593
Phone: (978) 776-2000

Supplement to Schedule 2

Pledged Stock:

Issuer	Class of Stock	Certificate No.	No. of Shares
Kadant Johnson Argentina S.r.l. (f/k/a The Johnson Corporation Argentina, S.A.)	Common	not certificated	2,600

Kadant Johnson Southeast Asia Pty Ltd. (f/k/a Johnson Southeast Asia Pty Ltd.)	Ordinary	new certificate to be issued[1]	650,000

Kadant Johnson Canada Inc. (f/k/a Johnson Canada Inc.)	Class A Voting	new certificate to be issued[2]	4,260,086

Kadant Johnson Europe B.V. (f/k/a The Johnson Corporation Holland BV)	Common	not certificated	4,000

[1]	To be issued and delivered post-closing, to the extent practicable.
[2]	To be issued and delivered post-closing, to the extent practicable.

Supplement to Schedule 3

PERFECTION

The filing of a UCC-1 Financing Statement naming Kadant Johnson Inc. as debtor, and JPMorgan Chase Bank, N.A. (for the ratable benefit of the Lenders) as secured party, in the filing office of the Secretary of State of the State of Michigan.

Supplement to Schedule 4

SUPPLEMENTAL LOCATIONS OF JURISDICTION OF ORGANIZATION

AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Location of Chief Executive Office	Organizational Identification Number
Kadant Johnson Inc. (formerly known as The Johnson Corporation)	MI	805 Wood Street Three Rivers, MI 49093	087417

6